Revenues	12 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
Revenues
15.	Revenues
The following table presents the disaggregation of revenue from contracts with the customers:

	For the year ended December 31,
	2021	2022	2023
	RMB	RMB	RMB	US$
Revenues - Products
Air mobility solutions	46,854	38,061	99,470	14,010
Smart city management solutions	7,135	2,133	1,188	167
Aerial media solutions	518	125	—	—
Others	416	456	302	43

Subtotal-Products	54,923	40,775	100,960	14,220

Revenues - Services
Aerial media solutions and others	582	1,216	11,207	1,578
Air mobility solutions	1302	2,326	5,259	741

Subtotal-Services	1,884	3,542	16,466	2,319

Total Revenues	56,807	44,317	117,426	16,539

Payment terms
For the Group’s Air mobility solutions and Aerial media solutions, the Group typically requires a portion of payments upfront and the remaining amounts are contractually due ranging from three to six months. Regarding the Smart city management solutions, the timing of billing varies depending on contractual payment schedules with milestone billings and the completion of the quality-assurance warranty period. In instances where the timing of revenue recognition differs from the timing of invoicing, the Group has determined that its contracts do not include a significant financing component at the inception of the contracts.
Contract balances
Contract balances include accounts receivable and unbilled revenue. Accounts receivable represents the billed and unbilled amounts related to the Company’s rights to consideration as performance obligations are satisfied and the rights to payment become unconditional but for the passage of time. In 2022, the decrease in accounts receivable was mainly due to cash receipt from customers and impairment of balances amounted to RMB46,045 recorded in the general and administrative expenses in the Group’s consolidated statements of comprehensive loss. In 2023 the increase in accounts receivable was mainly due to the increase in sales during the year. The unbilled revenue was derived from sales of certain passenger-grade
U
AVs but unbilled. The receipt of the consideration is subject to conditions other than the passage of time, which is included in prepayments and other current assets (Note 7). The decrease in cost and estimated earnings in excess of billings in accordance with the achievement of milestones in the pre-determined
billing terms for
command-and-control
centers, corresponding RMB717 was reclassified from Cost and estimated earnings in excess of billings to accounts receivable in 2021.
Contract liabilities represent payments received from customers for which the corresponding products or services have not yet been transferred to customers. In 2023, the increase in contract liabilities was primarily contributed by advance from customers of sales of passenger-grade
U
AVs. Revenue of RMB4,309 (US$607) was recognized during the year ended December 31, 2023 from the balance included in the contract liabilities on January 1, 2023.